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                                                                    Exhibit 23.1







INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders of Columbia Sportswear Company
Portland, Oregon

We consent to the incorporation by reference in Registration Statements Nos. 333-53785 and 333-80387 on Form S-8 of our report dated February 1, 2001 appearing in this Annual Report on Form 10-K of Columbia Sportswear Company for the year ended December 31, 2000.





DELOITTE & TOUCHE LLP

Portland, Oregon
March 27, 2001